                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2001

                                                [KEYCORP LOGO]
                --------------------------------------------------------------------------------
                           (Exact name of registrant as specified in its charter)

             Ohio                                    0-850                                   34-6542451
-------------------------------       ------------------------------------      -------------------------------------
 (State or other jurisdiction               Commission File Number              (I.R.S. Employer Identification No.)
     of incorporation or
        organization)


  127 Public Square, Cleveland, Ohio                                                           44114-1306
----------------------------------------                                        -------------------------------------
    (Address of principal executive                                                            (Zip Code)
               offices)


       Registrant's telephone number, including area code: (216) 689-6300






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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
         -----------------------------------------

On December 20, 2001, the Registrant issued a press release announcing actions taken to build the loan loss reserve and strengthen the balance sheet. The Registrant also announced that its Board of Directors increased the cash dividend on its common stock. This press release, dated December 20, 2001, is attached as Exhibit 99.1 to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(c)      Exhibits
         --------

         99.1    The Registrant's December 20, 2001, press release announcing:
                 (a) actions taken to build the loan loss reserve and strengthen the balance sheet and (b) that its Board of Directors increased the cash dividend on its common stock.


ITEM 9. REGULATION FD DISCLOSURE
        ------------------------

On December 20, 2001, the Registrant conducted a conference call/webcast to discuss the press release. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 9.



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                                                                               1


                                                                         Annex A

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                                DECEMBER 20, 2001





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                                                                               2


                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD-LOOKING STATEMENT DISCLOSURE

The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated fourth quarter and full-year 2001 earnings, anticipated levels of net loan charge-offs and nonperforming assets and anticipated improvements in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; continued weakness in the economy which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; changes in law imposing new legal obligations or restrictions or unfavorable resolution of litigation; disruption in the economy or business operations or activities as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.



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                                                                               3


TODAY'S ANNOUNCEMENT

-   Builds loan loss reserve

    -   Decisive response to economic environment

    -   Improves Key's position relative to its peers

-   Strengthens balance sheet

    - Addresses impact of September 11 events on principal investing portfolio

    -    Creates reserve for customer derivative losses

- Increases dividend 1.7% - 37th consecutive year


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                                                                               4


ANTICIPATED EARNINGS CHARGES
IN MILLIONS, EXCEPT PER SHARE DATA

                                          PRE-TAX     AFTER-TAX      EPS
                                          -------     ---------      ---
Loan Loss Provision (Continuing)            $425        $268        $0.63
Loan Loss Provision (Run-off/                165         104         0.24
loan sales/non-replenishing reserve)
Principal Investing Write-downs               45          28         0.07
Customer Derivatives                          15          10         0.02
                                            ----        ----        -----
     Total Charges                          $650        $410        $0.96


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                                                                             5

STRENGTHENING THE LOAN LOSS RESERVE

                             CONTINUING PORTFOLIO         RUNOFF PORTFOLIO           TOTAL PORTFOLIO
DOLLARS IN MILLIONS           3Q01      4Q01 EST.       3Q01       4Q01 EST.      3Q01        4Q01 EST.
                              ----      ---------       ----       ---------      ----        ---------
EST.
Allowance                    $1,002       $1,428         $172         $242       $1,174         $1,670
to Total Loans                 1.58%        2.29%       14.63%       22.88%        1.82%          2.64%
to Nonperforming Loans          154%         217%          74%          96%         133%           183%

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                                                                               6



STRENGTHENING THE LOAN LOSS RESERVE

                                                                 Pro Forma
                                  3Q01 *                           3Q01 *
                                Peer Rank                        Peer Rank
                                ---------                        ---------
Reserve/Total Loans                 #5                              #2
Reserve/NPLs                       #11                              #6
Reserve/NCOs                       #11                              #7


*      Rankings are based on 12 bank peer group as of 9/30/01


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                                                                               7


STRONG CAPITAL POSITION
Tangible Common Equity Ratio

                                    [CHART]


                                 4Q00      1Q01      2Q01      3Q01    4Q01
                                 ----      ----      ----      ----    ----

Tangible Common Equity Ratio     6.12%     6.29%     6.25%     6.51%   6.89%

Tangible Common Equity Ratio
  With Special Charges                                                 6.43%


                                                                  [KEYCORP LOGO]

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                                                                              8



SUMMARY OF SIGNIFICANT
STRATEGIC ACTIONS - 2001


-    Accelerated downsizing of auto business

     -    Reduced auto leases and indirect loans by $1.2 billion

-    Exit non-relationship corporate lending

     -    Runoff portfolio reduced by $490 million

-    Sold $3.6 billion of loans

-    Reduced dependence on wholesale funding by $2.1 billion

-    Added $669 million to loan loss reserve


                                                                  [KEYCORP LOGO]

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          KEYCORP
                                           -------------------------------------
                                                       (Registrant)


Date:  December 20, 2001                              /s/ Lee Irving
                                           -------------------------------------
                                           By:   Lee Irving
                                                 Executive Vice President
                                                 and Chief Accounting Officer